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                                                                       Exhibit 3

PROXY
                           ROBOMATIX TECHNOLOGIES LTD.
                                 (THE "COMPANY")

              FOR THE ANNUAL GENERAL MEETING AND THE EXTRAORDINARY
                       MEETING OF SHAREHOLDERS TO BE HELD
                                ON AUGUST 8, 1999

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder of ________________ shares of Robomatix Technologies Ltd. does hereby appoint Meir Arnon of 1 Hashikma Street, Savyon, Israel, or the bearer of this proxy, to be his true and lawful attorney-in-fact and agent to vote as proxy at the Annual General Meeting and the Extraordinary Meeting of shareholders of Robomatix Technologies Ltd. (the "Meetings") to be held on August 8, 1999 at 12:00 P.M. (Israel time), at the offices of Focus Capital Group Limited, 1 Hashikma Street, Savyon, Israel or any adjournment or postponements of such Meetings and to act as fully as the undersigned could do if personally present at such Meetings.

     A.   ELECTION OF DIRECTORS


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     B. CONSIDERATION AND APPROVAL OF THE AUDITORS' REPORT, THE DIRECTORS' REPORT AND THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     C. CONSIDERATION AND APPROVAL OF THE AUDITORS' REPORT, THE DIRECTORS' REPORT AND THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     D.   APPOINTMENT OF AUDITORS


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------
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     E.   APPROVAL OF OBTAINING OF D&O INSURANCE


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     F. APPROVAL OF MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND FOCUS CAPITAL GROUP LTD.


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     G. APPROVAL OF ISSUANCE OF TWO OPTIONS TO RECEIVE TWO CONVERTIBLE DEBENTURES BY THE COMPANY TO MEIR ARNON


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     H.   APPROVAL OF THE ISSUANCE OF OPTIONS TO HEINRICH MANDERMAN


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     I. APPROVAL OF AMENDMENT TO SHAREHOLDERS RESOLUTION 1(B) DATED DECEMBER 29, 1997


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     J.   ADOPTION OF AN EMPLOYEE SHARE OPTION PLAN


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     K.   APPROVAL OF REMUNERATION OF THE INDEPENDENT DIRECTORS OF THE COMPANY


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

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     L.   APPROVAL OF AN INCREASE OF SHARE CAPITAL


             / / FOR            / /   AGAINST        / /     ABSTAIN

                                ----------------

     M. IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING


                           / / AGREE       / /  DISAGREE

                              --------------------

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR proposals, A, B, C, D, E, F, G, H, I, J, K, L and M.

                            ------------------------

The undersigned hereby acknowledges receipt of Notice of the Annual General Meeting and the Extraordinary Meeting of Shareholders and the Proxy Statement accompanying such Notice, revokes any proxy or proxies heretofore given to vote upon or act with respect to the same shares and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Witness the hand of the undersigned.               Dated:                , 1999
                                                           --------------
------------------------------

-----------------------------
(Name and Signature of Witness)             (Name and Signature of Shareholder)

                                            ------------------------------------
                                                     (Address of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE    Please mark date and sign exactly as
BOARD OF DIRECTORS                          name(s) appear on this proxy and
                                            return the proxy card promptly using
                                            the enclosed envelope. If the signer
                                            is a corporation, please sign full
                                            corporate name by duly authorized
                                            officer. Executives, administrators,
                                            trustees, etc. should state full
                                            title or capacity. Joint owners
                                            should each sign.